Exhibit 99.1
For Financial Inquiries Contact:
Lynne Farris
Sybase Investor Relations
lfarris@sybase.com
(925) 236-8797

For Press Inquiries Contact:
Heather Peterson
Sybase Public Relations
heatherp@sybase.com
(925) 236-6517

SYBASE REPORTS 2004 SECOND QUARTER RESULTS
Mobile and Wireless Business Grows 28% Year over Year

     DUBLIN, Calif. – July 22, 2004 – Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today reported total revenues of $188.0 million for the 2004 second quarter ended June 30, 2004, versus total revenue of $192.0 million for the 2003 second quarter.

     Pro forma net income for the second quarter was $17.3 million, or earnings per share of $0.18 on a diluted basis (EPS). This compares with pro forma net income of $23.2 million, or EPS of $0.24 for the 2003 second quarter. Net income for the 2004 second quarter calculated in accordance with generally accepted accounting principles (GAAP) was $12.8 million, or EPS of $0.13, versus GAAP net income of $14.6 million, or EPS of $0.15 for the year-ago second quarter. Pro forma amounts exclude amortization of certain expenses including certain purchased intangibles, unearned stock-based compensation, and restructuring costs. Accompanying this release is a reconciliation of pro forma and GAAP EPS for the second quarter and six-month period ended June 30, 2004.

     “Sybase is a leader in Unwired Enterprise solutions, a new, fast-growing category,” said John Chen, chairman, CEO and president of Sybase, Inc. “We are sharply focused on helping customers unwire their enterprises so they can capitalize on their data assets while mobilizing their workforce and achieving greater efficiencies.

     “Supported by solid financials and a loyal customer base, we have achieved a dominant position in the mobile enterprise space and enjoy an expanding global footprint. We believe this powerful combination of assets gives us the opportunity to grow and enhance shareholder value,” concluded Mr. Chen.

Balance Sheet and Other Data

     For the period ended June 30, 2004, Sybase reported $459.7 million in cash and cash investments, including restricted cash of $8.2 million. The company generated $16.8 million in cash flow from operations in the second quarter, which brings total year-to-date cash flow from operations to $83.0 million.

     Sybase repurchased approximately $30 million worth of its stock during the 2004 second quarter, with $135 million of its current share repurchase authorization remaining.

     Days sales outstanding for the three months ended June 30, 2004 was 56 days, compared with 59 days for the same quarter a year ago.

     At quarter-end, Sybase employed 3,741 people worldwide.

Conference Call and Webcast Information

     The Sybase 2004 second quarter conference call and Webcast is scheduled to begin at 7:30 a.m., Pacific Time/10:30 a.m. Eastern Time, on Thursday, July 22, 2004. To access the live Webcast, please visit www.fulldisclosure.com or Sybase’s Website at www.sybase.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A 90-day Webcast replay will be available through October 20, 2004.

About Sybase, Inc.

     Celebrating 20 years of innovation, Sybase enables the Unwired Enterprise by delivering enterprise and mobile infrastructure, development and integration software solutions. Organizations can attain maximum value from their data assets by getting the right information to the right people at the right time and place. The world’s most critical data in commerce, finance, government, healthcare, and defense runs on Sybase. For more information, visit the Sybase website: http://www.sybase.com.

Forward-Looking Statements

     Statements in this release concerning Sybase, Inc. and its prospects and future growth are forward looking statements that involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by these forward looking statements include the global economy; sales productivity; possible disruptive effects of organizational or personnel changes; the success of certain business combinations; political unrest or acts of war; market acceptance of the company’s products and services; customer and industry analyst perception of the company and its technology vision and future prospects; and other factors described in Sybase, Inc.’s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2004.

Sybase Second Quarter 2004 Selected Highlights

     Sybase announcements during the second quarter of 2004 expanded upon the company’s leadership in the mobile enterprise computing market, while positioning it for growth in the core information management market with the addition of new product offerings. Additionally, Sybase broadened its reach with key strategic partnerships and deepened its influence in the financial services and international markets.

In Q2 2004, Sybase:

Mobile Enterprise Computing

•	Announced completion of the acquisition of XcelleNet, the leader in frontline device management software: http://www.sybase.com/detail/1,6904,1029793,00.html

•	Announced completion of the acquisition of patented natural language technology from Dejima: http://www.sybase.com/detail/1,6904,1029792,00.html

•	Introduced several XcelleNet Afaria product enhancements, including availability of Afaria 5.1, new Afaria Patch Manager and new Afaria Security Manager support for Windows Mobile-based Smartphones: http://www.ianywhere.com/press_releases/afaria_smartphones.html

•	Participated in Sprint partner announcements of new mobile banking and mobile claims solutions powered by M-Business Anywhere: http://www.sybase.com/detail/1,6904,1030024,00.html

•	Announced M-Business Anywhere support for tablet PCs: http://www.sybase.com/detail/1,6904,1029435,00.html

•	Debuted Pylon Application Server 6.0, which enables deployment of Domino applications using a web-based architecture and supports client-side business logic, scanning and application management:
http://www.ianywhere.com/press_releases/pylon_6.html

•	Announced two partnerships to enhance Mac support, with Mark/Space to deliver AvantGo Mac OS X support, and Servoy to enable simplified development of database-powered applications for Mac OS X:
http://www.sybase.com/detail/1,6904,1030676,00.html,
http://www.ianywhere.com/press_releases/servoy_mac_os_x.html

•	Announced Siebel 7 validation for mobile sales: http://www.sybase.com/detail/1,6904,1029735,00.html

Information Management and Enterprise Applications

•	Announced the extension of its partnership with NEC Corporation to offer Sybase IQ with NEC’s BankingWeb21, providing financial services companies with innovative data management and analysis solutions:
http://www.sybase.com/detail/1,6904,1030797,00.html

•	Announced with Egenera, Inc. that Sybase® data management and analytic engine software is now supported on Egenera® BladeFrame® products: http://www.sybase.com/detail/1,6904,1030677,00.html

•	Introduced Sybase® Dynamic Archive, an online database archiving solution that gives enterprise customers the performance and cost benefits of data archiving while enabling instant access to information:
http://www.sybase.com/detail/1,6904,1030678,00.html

•	Launched Sybase Mirror Activator to minimize database downtime for business-critical applications by providing a continuously available standby system, increasing availability and lowering Total Cost of Ownership (TCO):
http://www.sybase.com/detail/1,6904,1030679,00.html

•	Announced a new partnership with Red Hat for Sybase® Education to offer an extended suite of courses to meet the diverse training needs of Sybase and Red Hat customers: http://www.sybase.com/detail/1,6904,1029623,00.html

•	Announced availability of Sybase® Real Time Data Services, a complete solution for real-time enterprise information management, and Sybase Adaptive Server® Enterprise (ASE) 12.5.2: http://www.sybase.com/detail/1,6904,1029515,00.html

Partnerships and Customer Wins

•	Announced a partnership with ProPath to provide technology solutions for healthcare providers: http://www.sybase.com/detail/1,6904,1030777,00.html

•	Announced that First Citizens Bank selected Financial Fusion for small business and corporate cash management: http://www.sybase.com/detail/1,6904,1029969,00.html

•	Announced that its Unwired Enterprise strategy is endorsed by resellers and supported by technology partners: http://www.sybase.com/detail/1,6904,1030390,00.html

•	Announced that Hurley Corporation chose iAnywhere for enhanced customer service and frontline device security: http://www.sybase.com/detail/1,6904,1030424,00.html

•	Announced a partnership with OuterBay to provide database information lifecycle management solutions: http://www.sybase.com/detail/1,6904,1030678,00.html

•	Announced its contribution to the national fight against terrorism with a solution showcased at the Third Annual Government Symposium on Information Sharing & Homeland Security: http://www.sybase.com/detail/1,6904,1030778,00.html

Global Reach and Accolades

•	Announced a strategic relationship with Capinfo of China to drive expansion of wireless and IT infrastructure in Beijing and beyond: http://www.sybase.com/detail/1,6904,1030412,00.html

•	Announced that Sybase Pocket PowerBuilder Wins 2004 Software Development Magazine Mobile Development Tools Productivity Award: http://www.sybase.com/detail/1,6904,1029593,00.html

•	Announced that recently acquired XcelleNet, Inc. was named to the Red Herring 100: http://www.sybase.com/detail/1,6904,1029994,00.html

Financial Statements Follow

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Three Months Ended June 30, 2004				Three Months Ended June 30, 2003
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma
Revenues:
License fees	$60,427	—		$60,427	$63,897	—		$63,897
Services	127,603	—		127,603	128,135	—		128,135

Total revenues	188,030	—		188,030	192,032	—		192,032
Costs and expenses:
Cost of license fees	15,558	(4,567	)a	10,991	14,589	(3,831	)a	10,758
Cost of services	41,455	—		41,455	40,643	—		40,643
Sales and marketing	62,066	—		62,066	59,666	—		59,666
Product development and engineering	29,121	—		29,121	29,348	—		29,348
General and administrative	21,300	—		21,300	20,471	—		20,471
Amortization of other purchased intangibles	1,285	(1,285	)a	—	500	(500	)a	—
Stock compensation expense	1,544	(1,544	)b	—	727	(727	)b	—
Cost (Reversal) of restructure	(253)	253	c	—	7,957	(7,957	)c	—

Total costs and expenses	172,076	(7,143)		164,933	173,901	(13,015)		160,886

Operating income	15,954	7,143		23,097	18,131	13,015		31,146
Interest income and expense and other, net	2,387	—		2,387	3,524	—		3,524

Income before income taxes	18,341	7,143		25,484	21,655	13,015		34,670
Provision for income taxes	5,519	2,636	d	8,155	7,096	4,345	d	11,441

Net income	$12,822	$4,507		$17,329	$14,559	$8,670		$23,229

Basic net income per share	$0.13	$0.05		$0.18	$0.16	$0.09		$0.25

Shares used in computing basic net income per share	96,130	96,130		96,130	93,787	93,787		93,787

Diluted net income per share	$0.13	$0.05		$0.18	$0.15	$0.09		$0.24

Shares used in computing diluted net income per share	98,612	98,612		98,612	96,432	96,432		96,432

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
(UNAUDITED)

	Six Months Ended June 30, 2004				Six Months Ended June 30, 2003
		Pro forma				Pro forma
(In thousands, except per share data)	GAAP	Adjustments (2)		Pro forma	GAAP	Adjustments (2)		Pro forma
Revenues:
License fees	$118,332	—		$118,332	$124,771	—		$124,771
Services	252,857	—		252,857	248,808	—		248,808

Total revenues	371,189	—		371,189	373,579	—		373,579
Costs and expenses:
Cost of license fees	29,138	(8,398	)a	20,740	28,518	(7,595	)a	20,923
Cost of services	83,039	—		83,039	79,874	—		79,874
Sales and marketing	120,238	—		120,238	118,162	—		118,162
Product development and engineering	59,769	—		59,769	59,266	—		59,266
General and administrative	41,073	—		41,073	42,571	—		42,571
Amortization of other purchased intangibles	1,785	(1,785	)a	—	1,000	(1,000	)a	—
Stock compensation expense	2,846	(2,846	)b	—	1,388	(1,388	)b	—
Cost (Reversal) of restructure	(128)	128	c	—	7,748	(7,748	)c	—

Total costs and expenses	337,760	(12,901)		324,859	338,527	(17,731)		320,796

Operating income	33,429	12,901		46,330	35,052	17,731		52,783
Interest income and expense and other, net	5,977	—		5,977	5,967	—		5,967

Income before income taxes	39,406	12,901		52,307	41,019	17,731		58,750
Provision for income taxes	13,398	3,340	d	16,738	13,486	5,901	d	19,387

Net income	$26,008	$9,561		$35,569	$27,533	$11,830		$39,363

Basic net income per share	$0.27	$0.10		$0.37	$0.29	$0.13		$0.42

Shares used in computing basic net income per share	96,710	96,710		96,710	94,072	94,072		94,072

Diluted net income per share	$0.26	$0.10		$0.36	$0.28	$0.13		$0.41

Shares used in computing diluted net income per share	99,826	99,826		99,826	96,858	96,858		96,858

(1)	Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs and expenses. These pro forma adjustments are provided to enhance an overall understanding of our current financial performance and our prospects for the future, and are one of the primary indicators management uses for planning and forecasting future periods. We have excluded such items, including purchase accounting adjustments in connection with acquisitions, and the cost of restructuring from prior restructuring activities because we do not believe they are indicative of our core business. Pro forma financial information is never intended to be considered in isolation from, or as a substitute for, financial results prepared in accordance with GAAP.

(2)	Proforma adjustments

Proforma adjustments include the following: (a) amortization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost of restructuring charges; (d) income tax effect of proforma adjustments.

SYBASE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31 ,
	2004	2003
(In thousands, except share and per share data)	(Unaudited)
Current assets:
Cash and cash equivalents	$252,789	$315,404
Short-term investments	132,253	155,093

Total cash, cash equivalents and short-term cash investments	385,042	470,497
Restricted cash	4,842	4,747
Accounts receivable, net	116,555	140,332
Deferred income taxes	11,705	12,739
Other current assets	17,530	16,167

Total current assets	535,674	644,482
Long-term cash investments	66,428	103,296
Restricted long-term cash investments	3,400	3,400
Property, equipment and improvements, net	73,737	67,462
Deferred income taxes	42,750	58,506
Capitalized software, net	59,975	58,947
Goodwill and other purchased intangibles, net	293,971	179,590
Other assets	34,450	35,673

Total assets	$1,110,385	$1,151,356

Current liabilities:
Accounts payable	$17,932	$15,425
Accrued compensation and related expenses	36,124	39,134
Accrued income taxes	32,047	33,677
Other accrued liabilities	73,355	94,611
Deferred revenue	220,184	206,881

Total current liabilities	379,642	389,728
Other liabilities	27,174	15,129
Minority interest	5,030	5,030
Stockholders’ equity:
Preferred stock, $0.001 par value, 8,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0,001 par value, 200,000,000 shares authorized; 105,337,362 shares issued (2003 - 105,337,362)	105	105
Additional paid-in capital	940,797	933,657
Accumulated deficit	(100,377)	(126,385)
Other comprehensive income	19,074	26,849
Less: Cost of treasury stock (9,360,711 shares and 2003 - 6,811,898)	(151,911)	(87,672)
Unearned compensation	(9,149)	(5,085)

Total stockholders’ equity	698,539	741,469

Total liabilities and stockholders’ equity	$1,110,385	$1,151,356

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2004	2003	2004	2003
Revenues:
License fees	$60,427	$63,897	$118,332	$124,771
Services	127,603	128,135	252,857	248,808

Total revenues	188,030	192,032	371,189	373,579
Costs and expenses:
Cost of license fees	10,991	1 0,758	20,740	20,923
Cost of services	41,455	40,643	83,039	79,874
Sales and marketing	62,066	59,666	120,238	118,162
Product development and engineering	29,121	29,348	59,769	59,266
General and administrative	21,300	20,471	41,073	42,571

Total costs and expenses	164,933	160,886	324,859	320,796

Operating income	23,097	31,146	46,330	52,783
Interest income and expense and other, net	2,387	3,524	5,977	5,967

Income before income taxes	25,484	34,670	52,307	58,750
Provision for income taxes	8,155	11,441	16,738	19,387

Net income	$17,329	$23,229	$35,569	$39,363

Basic net income per share	$0.18	$0.25	$0.37	$0.42

Shares used in computing basic net income per share	96,130	93,787	96,710	94,072

Diluted net income per share	$0.18	$0.24	$0.36	$0.41

Shares used in computing diluted net income per share	98,612	96,432	99,826	96,858

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

SYBASE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2004	2003	2004	2003
Revenues:
License fees	$60,427	$63,897	$118,332	$124,771
Services	127,603	128,135	252,857	248,808

Total revenues	188,030	192,032	371,189	373,579
Costs and expenses:
Cost of license fees	15,558	14,589	29,138	28,518
Cost of services	41,455	40,643	83,039	79,874
Sales and marketing	62,066	59,666	120,238	118,162
Product development and engineering	29,121	29,348	59,769	59,266
General and administrative	21,300	20,471	41,073	42,571
Amortization of other purchased intangibles	1,285	500	1,785	1,000
Stock compensation expense	1,544	727	2,846	1,388
Cost (Reversal) of restructure	(253)	7,957	(128)	7,748

Total costs and expenses	172,076	173,901	337,760	338,527

Operating income	15,954	18,131	33,429	35,052
Interest income and expense and other, net	2,387	3,524	5,977	5,967

Income before income taxes	18,341	21,655	39,406	41,019
Provision for income taxes	5,519	7,096	13,398	13,486

Net income	$12,822	$14,559	$26,008	$27,533

Basic net income per share	$0.13	$0.16	$0.27	$0.29

Shares used in computing basic net income per share	96,130	93,787	96,710	94,072

Diluted net income per share	$0.13	$0.15	$0.26	$0.28

Shares used in computing diluted net income per share	98,612	96,432	99,826	96,858

SYBASE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
	June 30,
(Dollars in thousands)	2004	2003
Cash and cash equivalents, beginning of year	$315,404	$231,267
Cash flows from operating activities:
Net income	26,008	27,533
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	41,325	42,127
Write-off of assets in restructuring	427	343
(Gain) Loss on disposal of assets	224	(168)
Deterred income taxes	(2,130)	(2,675)
Amortization of deferred stock-based compensation	2,845	1,388
Changes in assets and liabilities:
Accounts receivable	28,868	52,531
Other current assets	(580)	778
Accounts payable	3,793	(182)
Accrued compensation and related expenses	(4,113)	(3,389)
Accrued income taxes	(1,299)	1,773
Other accrued liabilities	(25,814)	(23,433)
Deferred revenues	10,175	20,826
Other liabilities	3,221	2,414

Net cash provided by operating activities	82,950	119,866
Cash flows from investing activities:
(Increase) Decrease in restricted cash	(95)	1,249
Purchases of available-for-sale cash investments	(101,307)	(134,283)
Maturities of available-for-sale cash investments	88,134	41,350
Sales of available-for-sale cash investments	71,673	38,755
Business combinations, net of cash acquired	(81,270)	(13,900)
Purchases of property, equipment and improvements	(14,553)	(20,608)
Proceeds from sale of fixed assets	110	141
Capitalized software development costs	(17,772)	(15,130)
Decrease in other assets	1,323	2,216

Net cash used for investing activities	(53,757)	(100,210)
Cash flows from financing activities:
Repayments of long-term obligations	(22,173)	—
Net proceeds from the issuance of common stock and reissuance of treasury stock	20,408	13,853
Purchases of treasury stock	(84,417)	(30,883)

Net cash used for financing activities	(86,182)	(17,030)
Effect of exchange rate changes on cash	(5,626)	15,177

Net increase (decrease) in cash and cash equivalents	(62,615)	17,803

Cash and cash equivalents, end of period	252,789	249,070
Cash investments, end of period	198,681	210,255

Total cash, cash equivalents and cash investments, end of period	$451,470	$459,325

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE THREE MONTHS ENDED JUNE 30,2004
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total
Revenues:
License fees
Infrastructure	$38,742	$6	$—	$—	$38,748
Mobile and Embedded	7,947	11,330	—	—	19,277
E-Finance	410	—	1,992	—	2,402

Subtotal license fees	47,099	11,336	1,992	—	60,427
Intersegment license revenues	21	6,748	342	(7,111)	—

Total license fees	47,120	18,084	2,334	(7,111)	60,427
Services	119,382	4,258	3,963	—	127,603
Intersegment service revenues	11	6,656	1,096	(7,763)	—

Total services	119,393	10,914	5,059	(7,763)	127,603

Total revenues	166,513	28,998	7,393	(14,874)	188,030
Total allocated costs and expenses	150,174	25,814	7,217	(14,874)	168,331

Operating income before unallocated expenses	$16,339	$3,184	$176	$—	$19,699
Other unallocated expenses					(3,398)

Operating income after unallocated expenses					23,097
Interest income and expense and other, net					2,387

Income before income taxes					25,484
Provision for income taxes					8,155

Net income					$17,329

Basic net income per share					$0.18

Shares used in computing basic net income per share					96,130

Diluted net income per share					$0.18

Shares used in computing diluted net income per share					98,612

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
PROFORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE, AND STOCK COMPENSATION EXPENSE
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion,Inc.	Eliminations	Total
Revenues:
License fees
Infrastructure	$82,122	$46	$—	$—	$82,168
Mobile and Embedded	13,000	19,669	—	—	32,669
E-Finance	512	—	2,983	—	3,495

Subtotal license fees	95,634	19,715	2,983	—	118,332
Intersegment license revenues	74	10,971	446	(11,491)	—

Total license fees	95,708	30,686	3,429	(11,491)	118,332
Services	238,451	6,885	7,521	—	252,857
Intersegment service revenues	11	13,189	2,331	(15,531)	—

Total services	238,462	20,074	9,852	(15.531)	252,857

Total revenues	334,170	50,760	13,281	(27,022)	371,189
Total allocated costs and expenses	296,407	46,199	13,910	(27,022)	329,494

Operating income (loss) before unallocated expenses	$37,763	$4,561	$(629)	$—	$41,695
Other unallocated expenses					(4,635)

Operating income after unallocated expenses					46,300
Interest income and expense and other, net					5,977

Income before income taxes					52,307
Provision for income taxes					16,738

Net income					$35,569

Basic net income per share					$0.37

Shares used in computing basic net income per share					96,710

Diluted net income per share					$0.36

Shares used in computing diluted net income per share					99,826

Note: The pro forma statement of operations is intended to present the Company’s operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network. Inc., New Era of Networks, Inc., AvantGo Inc., Dejima, Inc., and XcelleNet, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total
Revenues:
License fees
Infrastructure	$38,742	$6	$—	$—	$38,748
Mobile and Embedded	7,947	11,330	—	—	19,277
E-Finance	410	—	1,992	—	2,402

Subtotal license fees	47,099	11,336	1,992	—	60,427
Intersegment license revenues	21	6,748	342	(7,111)	—

Total license fees	47,120	18,084	2,334	(7,111)	60,427
Services	119,382	4,258	3,963	—	127,603
Intersegment service revenues	11	6,656	1,096	(7,763)	—

Total services	119,393	10,914	5,059	(7,763)	127,603

Total revenues	166,513	28,998	7,393	(14,874)	188,030
Total allocated costs and expenses before cost of restructure and amortization of customer lists, convenant not to compete, and purchased technology	150,174	25,814	7,217	(14,874)	168,331

Operating income before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	16,339	3,184	176	—	19,699
Cost of restructure - 2004 Activity	429	(2)	—	—	427
Amortization of customer lists	—	474	500	—	974
Amortization of covenant not to compete	—	311	—	—	311
Amortization of purchased technology	2,920	836	811	—	4,567

Operating income (loss) before unallocated costs	$12,990	$1,565	$(1,135)	$—	$13,420
Other unallocated expenses					(2,534)

Operating income after unallocated expenses					15,954
Interest income and expense and other, net					2,387

Income before income taxes					18,341
Provision for income taxes					5,519

Net income					$12,822

Basic net income per share					$0.13

Shares used in computing basic net income per share					96,130

Diluted net income per share					$0.13

Shares used in computing diluted net income per share					98,612

SYBASE, INC.
CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(UNAUDITED)

	Infrastructure	iAnywhere	Financial		Consolidated
(In thousands, except per share data)	Platform Group	Solutions, Inc.	Fusion, Inc.	Eliminations	Total
Revenues:
License fees
Infrastructure	$82,122	$46	$—	$—	$82,168
Mobile and Embedded	13,000	19,669	—	—	32,669
E-Finance	512	—	2,983	—	3,495

Subtotal license fees	95,634	19,715	2,983	—	118,332
Intersegment license revenues	74	10,971	446	(11,491)	—

Total license fees	95,708	30,686	3,429	(11,491)	118,332
Services	238,451	6,885	7,521	—	252,857
Intersegment service revenues	11	13,189	2,331	(15,531)	—

Total services	238,462	20,074	9,852	(15,531)	252,857

Total revenues	334,170	50,760	13,281	(27,022)	371,189
Total allocated costs and expenses before cost of restructure and amortization of customer lists, convenant not to compete, and purchased technology	296,407	46,199	13,910	(27,022)	329,494

Operating loss before cost of restructure and amortization of customer lists, covenant not to compete, and purchased technology	37,763	4,561	(629)	—	41,695
Cost of restructure - 2004 Activity	555	(2)	—	—	553
Amortization of customer lists	—	474	1,000	—	1,474
Amortization of covenant not to compete	—	311	—	—	311
Amortization of purchased technology	5,840	936	1,622	—	8,398

Operating income (loss) before unallocated costs	$31,368	$2,842	$(3,251)	$—	$30,959
Other unallocated expenses					(2,470)

Operating income after unallocated expenses					33,429
Interest income and expense and other, net					5,977

Income before income taxes					39,406

Provision for income taxes					13,398

Net income					$26,008

Basic net income per share					$0.27

Shares used in computing basic net income per share					96,710

Diluted net income per share					$0.26

Shares used in computing diluted net income per share					99,826